Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4885%



        Excess Protection Level
          3 Month Average   5.79%
            April, 2000   5.43%
            March, 2000   5.82%
            February, 2000   6.12%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.95%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,612,664,435.23